----------
  ZENIX
  Income
Fund Inc.
----------

                                                      [GRAPHIC]








                                                         Semi-Annual Report
                                                         September 30, 2000

                             Zenix Income Fund Inc.

Dear Shareholder:

We are pleased to provide the semi-annual report for the Zenix Income Fund Inc. ("Fund") for the period ended September 30, 2000. Any discussion of the Fund's holdings is as of September 30, 2000. Please refer to pages 6 through 19 for a list of the Fund's holdings.

During the past six months, the Fund distributed income dividends to common shareholders totaling $0.32 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its September 30, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

[PHOTO]             [PHOTO]
HEATH  B.           JOHN  C.
MCLENDON            BIANCHI, CFA

Chairman            Vice President and
                    Investment Officer


      Price                     Annualized                     Six-Month
    Per Share               Distribution Rate/2/             Total Return/2/
    ---------               --------------------             ---------------
   $4.44 (NAV)                    14.59%                         (5.36)%
   $5.00 (NYSE)                   12.96%                         20.55%

--------------

/1/ The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

/2/ Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.054 for 12 months. This rate is as of October 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Performance Update
The Fund generated a total return based on NAV of a negative 5.36% for the six-months ended September 30, 2000. In comparison, the Lipper Inc. ("Lipper")/3/ peer group of high current yield funds (leveraged) returned a negative 1.99% based on NAV for the same period.

Market and Economic Overview/4/
The high-yield bond market encountered continued difficulties in September 2000 in the face of improved performance in other areas of the U.S. bond market. In our opinion, it appears that many bond investors are becoming more convinced that the Federal Reserve Board ("Fed") may be able to engineer a "soft landing" for the U.S. economy, which in turn should benefit most bonds. However, depending upon the severity of the economic slowdown, high-yield bonds may be negatively affected.

We believe the high-yield bond market is close to discounting most of this risk. At current median yield levels, the high-yield bond market is trading at a 750 basis point/5/ spread over 10-year U.S. Treasuries, which is above the levels reached during the 1998 emerging market crisis. In fact, we are now approaching the spread levels reached in the 1990 recession. On a year-to-date basis the high-yield market generated a negative total return of roughly 1.50%, as measured by the Bear Stearns High Yield Market Index,/6/ compared to a positive total return range of 4.50% to 12.00% in the U.S. Treasury market and 4.00% to 6.50% in the investment-grade/7/ corporate bond market.

In our view, there are several factors driving high-yield bond valuations down to such undervalued levels including:

     o The Fed's tightening bias over the last 18 months has withdrawn liquidity from the bond markets;

     o Various Wall Street dealers have reduced their exposure to high-yield bonds and investment-grade corporate bonds to protect their own balance sheets; and

----------------
/3/  Lipper is an independent mutual fund-tracking organization.

/4/ Please note that the statistical performance information that appears in this section of this report is compiled from SSB Citi Fund Management LLC internal research. It is not intended to be used as a forecast of future events, a guarantee of future results nor investment advice.

/5/  A basis point is 0.01% or one one-hundredth of a percent.

/6/ The Bear Stearns High Yield Market Index is an unmanaged broad-based index of high-yield bonds. Please note that an investor cannot invest directly in an index.

/7/ Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

--------------------------------------------------------------------------------

     o Redemptions out of open-end bond mutual funds, especially high-yield bond mutual funds, have exerted even more downward pressure on high-yield bond prices as mutual funds are forced to liquidate their bond positions to meet those redemptions.

The lower- to middle-quality segments (Caa/CCC and B/B rated issues) of the high-yield bond market performed poorly in the first three quarters of calendar 2000 due to a combination of increased defaults among the lesser quality credits as well as new issue supply pressures in B/B rated issues earlier in the year. During the period, most industry sectors performed poorly, especially the more economically sensitive areas of the high-yield bond market such as basic materials, capital goods manufacturing, transportation and consumer cyclical sectors.

The recent economic slowdown is causing downward earnings revisions among many of the more economically sensitive companies. In addition, the once robust telecommunications sector has significantly underperformed versus the overall market, given the heavy capital needs of this industry and the current difficulty experienced by many companies when attempting to obtain additional capital in the bond market to fund their business plans. We believe this is a short-term problem that should eventually be resolved when and if the market stabilizes.

The industry sectors in the high-yield bond market that posted positive returns during the period were energy, technology, media and operating utilities. These are the sectors that have continued to experience considerable positive momentum and, as a result, may be less vulnerable to an economic slowdown. Our overweight position in B/B rated telecommunications issues held back the Fund's performance during the period. Yet, we continue to believe these issues should eventually perform better once the high-yield bond market stabilizes.

Conclusion
Over the near term, we plan to emphasize the less economically sensitive growth sectors of the bond market. We will attempt to maintain a reasonable balance in overall credit quality when seeking out investment opportunities in this volatile market. Moreover, we remain positive on the high-yield market and believe the worst of the recent correction may be behind us.

However, we do not expect any meaningful improvement in high-yield bond prices until the Fed begins to reverse its interest rate increases instituted in recent months. In our opinion, as the stock market faces further challenges and economic momentum slows even further, the Fed may be in a good position to start to inject more liquidity into the financial markets and reduce interest rates.

--------------------------------------------------------------------------------

In our opinion, the high-yield bond market should dramatically benefit from any potential shift in Fed policy. We witnessed the same trend change seen during the 1990 recession. Despite the fact that high-yield default rates in 1990 approached 10%, the high-yield bond market generated total returns during that time of more than 30%, as liquidity flowed back into the market and investors took advantage of undervalued bonds. And while no guarantees can be made that this trend will duplicate itself in the coming months, we are optimistic about the long-term return potential of high-yield bonds.

Should you have any questions about the Fund, please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach.


Sincerely,

/s/ Heath B. McLendon                   /s/ John C. Bianchi

Heath B. McLendon                       John C. Bianchi, CFA
Chairman                                Vice President and
                                        Investment Officer

October 26, 2000

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     A more complete description of the current Plan appears in the section of this report beginning on page 36. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                                                         Schedule of Investments
                                                  September 30, 2000 (unaudited)
================================================================================

  Face
 Amount++    Rating(a)                  Security                                             Value
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.2%
Aerospace -- 1.5%
                        BE Aerospace, Inc., Sr. Sub. Notes:
  270,000      B           9.500% due 11/1/08 ..................................           $ 267,300
                           Series B:
  150,000      B             9.875% due 2/1/06 .................................             148,125
1,330,000      B             8.000% due 3/1/08 .................................           1,203,650
  380,000      B-       Dunlop Standard Aerospace Holdings,
                           Sr. Notes, 11.875% due 5/15/09 ......................             384,275
                                                                                           ---------
                                                                                           2,003,350
                                                                                           ---------
Airlines -- 1.1%

1,723,537      BB       Airplanes Pass-Thru Trust, Asset-Backed Securities,
                           Series 1, Class D, 10.875% due 3/15/19 ..............           1,401,873
                                                                                           ---------

Aluminum -- 1.2%

                        Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
1,420,000      B3*         12.750% due 2/1/03 ..................................           1,313,500
  160,000      B1*         Series B, 10.875% due 10/15/06 ......................             158,000
  140,000      B1*         Series D, 10.875% due 10/15/06 ......................             138,250
                                                                                           ---------
                                                                                           1,609,750
                                                                                           ---------

Apparel -- 1.1%

  570,000      BB-      Levi Strauss & Co., 7.000% due 11/1/06 .................             447,450
                        Tommy Hilfiger USA Inc.:
  200,000      BBB-        6.500% due 6/1/03 ...................................             161,250
  490,000      BBB-        6.850% due 6/1/08 ...................................             328,300
  525,000      B-       Tropical Sportswear International Corp.,
                           Guaranteed Sr. Sub. Notes, Series A,
                           11.000% due 6/15/08 .................................             496,125
                                                                                           ---------
                                                                                           1,433,125
                                                                                           ---------

Auto Parts: Original Equipment Manufacturer -- 0.9%
  570,000      B        Collins & Aikman Products Co., Sr. Sub. Notes,
                           11.500% due 4/15/06 .................................             550,050
                        Hayes Lemmerz International Inc., Sr. Sub. Notes,
                           Series B:
  180,000      B             9.125% due 7/15/07 ................................             155,250
  620,000      B             8.250% due 12/15/08 ...............................             505,300
                                                                                           ---------
                                                                                           1,210,600
                                                                                           ---------

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO]                                September 30, 2000 (unaudited) (continued)
================================================================================

  Face
 Amount++    Rating(a)                  Security                                             Value
-----------------------------------------------------------------------------------------------------
Broadcasting -- 1.9%
  130,000       BB+     Clear Channel Communications, Sr. Discount Notes,
                          step bond to yield 11.002% due 2/1/09 ................          $  124,638
                        Young Broadcasting Inc.:
  475,000       B         Guaranteed Sr. Sub. Notes, 11.750% due 11/15/04 ......             490,438
1,785,000       B         Sr. Sub. Notes, 10.125% due 2/15/05 ..................           1,798,388
                                                                                           ---------
                                                                                           2,413,464
                                                                                           ---------

Building Materials -- 0.4%

                        Nortek Inc.:
  135,000       B+        Sr. Notes, Series B, 9.125% due 9/1/07 ...............             128,250
  395,000       B-        Sr. Sub. Notes, 9.875% due 3/1/04 ....................             383,150
                                                                                           ---------
                                                                                             511,400
                                                                                           ---------

Building Products -- 0.6%

  495,000       B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                          12.000% due 2/15/08 ..................................             383,625
  385,000       B-      Atrium Cos., Inc., Sr. Sub. Notes, 10.500% due 5/1/09                348,425
                                                                                           ---------
                                                                                             732,050
                                                                                           ---------
Cable Television -- 9.3%

                        Adelphia Communications Corp., Sr. Notes:
  730,000        B+       8.750% due 10/1/07 ...................................             657,000
  430,000        B+       10.875% due 10/1/10 ..................................             423,550
  665,000        B+       Series B, 8.375% due 2/1/08 ..........................             578,550
  180,000        CCC+   Cable Satisfaction International, Inc., Sr. Notes,
                          12.750% due 3/1/10 ...................................             155,700
                        Century Communications Corp.:
  255,000        B+       Sr. Discount Notes, Series B, zero coupon bond
                            to yield 10.646% due 1/15/08 .......................             104,550
  130,000        B+       Sr. Notes, 9.750% due 2/15/02 ........................             130,650
                        Charter Communications Holdings LLC/Charter
                          Communications Capital Corp.:
1,460,000        B+         Sr. Discount Notes, step bond to yield
                              11.720% due 1/15/10 ..............................             854,100
  445,000        B+         Sr. Notes, 8.625% due 4/1/09 .......................             401,613
1,000,000        BB-    CSC Holdings, Inc., Sr. Sub. Debentures,
                          10.500% due 5/15/16 ..................................           1,077,500
  495,000/GBP/   B      Diamond Holdings PLC, Guaranteed Notes,
                          10.000% due 2/1/08 ...................................             643,997
                        Echostar DBS Corp., Sr. Notes:
1,070,000        B        10.375% due 10/1/07+ .................................           1,070,000
  295,000        B+       9.375% due 2/1/09+ ...................................             290,575

                       See Notes to Financial Statements.

                                                         Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================

  Face
 Amount++    Rating(a)                  Security                                             Value
-----------------------------------------------------------------------------------------------------
Cable Television -- 9.3% (continued)
                     NTL Communications Corp., Sr. Notes:
   1,035,000   B       11.500% due 10/1/08 .....................................          $ 1,003,950
     325,000   B       11.875% due 10/1/10+ ....................................              319,313
     775,000   BB-   Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                       Debentures, 11.000% due 12/1/15 .........................              871,875
   1,980,000   B-    United International Holdings, Inc., Sr. Discount Notes,
                       Series B, step bond to yield 11.554% due 2/15/08 ........            1,366,200
   4,390,000   B     United Pan-Europe Communications N.V., Sr. Discount
                       Notes, step bond to yield 12.500% due 8/1/09 ............            2,096,225
                                                                                          -----------
                                                                                           12,045,348
                                                                                          -----------
Casinos - Gambling -- 3.7%

     105,000   BB-   Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                       7.625% due 7/15/13 ......................................               87,675
     860,000   B     Hollywood Casino Corp., Guaranteed Sr. Sub. Notes,
                       11.250% due 5/1/07 ......................................              896,550
     385,000   B+    Horseshoe Gaming Holding, Series B,
                       8.625% due 5/15/09 ......................................              379,225
      11,375   NR    Jazz Casino Co. LLC, Sr. Sub. Notes,
                       5.867% due 11/15/09 .....................................                2,104
     260,000   BB-   Mandalay Resort Group, Sr. Sub. Notes,
                       10.250% due 8/1/07+ .....................................              269,425
     385,000   BB+   Park Place Entertainment, Sr. Sub. Notes,
                       8.875% due 9/15/08 ......................................              383,075
     470,000   B+    Station Casinos, Inc., Sr. Sub. Notes,
                       9.875% due 7/1/10+ ......................................              473,525
                     Sun International Hotels Ltd., Sr. Sub. Notes:
     795,000   B+      9.000% due 3/15/07 ......................................              751,275
     770,000   B+      8.625% due 12/15/07 .....................................              710,325
     865,000   B-    Venetian Casino Resort, LLC, Secured Notes,
                       12.250% due 11/15/04 ....................................              890,950
                                                                                          -----------
                                                                                            4,844,129
                                                                                          -----------

Chemicals - Major -- 0.9%
                     Huntsman Corp.:
   3,700,000   B+      Sr. Discount Notes, zero coupon bond to yield
                         13.067% due 12/31/09 ..................................            1,202,500
      10,000   B+      Sr. Sub. Notes, 10.125% due 7/1/09 ......................                9,863
                                                                                          -----------
                                                                                            1,212,363
                                                                                          -----------


Chemicals - Specialty -- 0.2%
     220,000   B     Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09 ...........              217,800
                                                                                          -----------


                       See Notes to Financial Statements.

                                                         Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================

  Face
 Amount++    Rating(a)                  Security                                             Value
-----------------------------------------------------------------------------------------------------
Coal Mining -- 0.1%
    960,000    Ca*    AEI Resources, Inc., Guaranteed Notes,
                        10.500% due 12/15/05+ ..................................          $  148,800
                                                                                          ----------

Construction/AG Equipment/Trucks -- 0.5%
    775,000    B      Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                        8.500% due 4/1/08 ......................................             684,906
                                                                                          ----------

Consumer Specialties -- 0.5%
    570,000    B      Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10+                     589,950
                                                                                          ----------

Containers - Packaging -- 3.2%
    225,000    B      BWAY Corp., Guaranteed Sr. Sub. Notes,
                        Series B, 10.250% due 4/15/07 ..........................             223,313
    420,000    B-     SF Holdings Group Inc., Sr. Discount Notes,
                        Series B, step bond to yield 12.375% due 3/15/08 .......             220,500
  1,425,000    B      Stone Container Finance Corp., Guaranteed Sr. Notes,
                        11.500% due 8/15/06+ ...................................           1,474,875
    875,000    B+     Stone Container Term Loan, 9.010% due 12/31/06 ...........             875,000
    860,000    B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                        10.500% due 9/1/03 .....................................             812,700
    510,000    B-     Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due 6/15/10+                 504,900
                                                                                          ----------
                                                                                           4,111,288
                                                                                          ----------
Contract Drilling-- 2.4%
                      Parker Drilling Co.:
    110,000    B-       5.500% due 8/1/04 (b) ..................................              93,775
  1,165,000    B+       Sr. Notes, 9.750% due 11/15/06 .........................           1,167,913
    655,000    BB     Pride International, Inc., Sr. Notes, 10.000% due 6/1/09..             691,025
    515,000    Ba3*   R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06 .........             595,469
    555,000    BB-    RBF Finance Corp., Guaranteed Sr. Notes,
                        11.375% due 3/15/09 ....................................             641,719
                                                                                          ----------
                                                                                           3,189,901
                                                                                          ----------

Discount Stores -- 0.4%
    490,000    Baa3*  Kmart Corp., Debentures, 12.500% due 3/1/05 ..............             510,825
                                                                                          ----------

Diversified Commercial Services -- 0.6%
  1,000,000    B2*    Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                        Series B, 10.250% due 11/1/06 ..........................             355,000
    500,000    B-     Outsourcing Solutions Inc., Sr. Sub. Notes,
                        11.000% due 11/1/06 ....................................             427,500
                                                                                          ----------
                                                                                             782,500
                                                                                          ----------


                       See Notes to Financial Statements.

                                                         Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================

  Face
 Amount++    Rating(a)                  Security                                             Value
-----------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                        AMRESCO Inc., Sr. Sub. Notes, Series A:
   600,000     CCC-       10.000% due 3/15/04 ..................................          $ 267,000
   135,000     CCC-       9.875% due 3/15/05 ...................................             60,075
                                                                                          ---------
                                                                                            327,075
                                                                                          ---------

Diversified Manufacturing -- 0.8%
   850,000     B+       Park-Ohio Industries, Inc., Sr. Sub. Notes,
                          9.250% due 12/1/07 ...................................            760,750
   365,000     B        Polymer Group Inc., Sr. Sub. Notes, Series B,
                          9.000% due 7/1/07 ....................................            282,875
                                                                                          ---------
                                                                                          1,043,625
                                                                                          ---------

 Drugs - Generic -- 1.5%
 1,965,000     BB       ICN Pharmaceuticals, Inc., Sr. Notes, Series B,
                          9.250% due 8/15/05 ...................................          1,945,350
                                                                                          ---------

Electronic Components -- 1.1%
   515,000     BB-      Celestica International Inc., Sr. Sub. Notes,
                          10.500% due 12/31/06 .................................            538,819
   845,000     Ba3*     Flextronics International Ltd., Sr. Sub. Notes,
                          9.875% due 7/1/10+ ...................................            872,463
                                                                                          ---------
                                                                                          1,411,282
                                                                                          ---------

Engineering & Construction -- 0.5%
   255,000     BB-      Integrated Electrical Services, Inc., Sr. Sub. Notes,
                          9.375% due 2/1/09 ....................................            231,413
   430,000     B-       Orius Capital Corp., Sr. Sub. Notes,
                          12.750% due 2/1/10+ ..................................            453,650
                                                                                          ---------
                                                                                            685,063
                                                                                          ---------

Environmental Services -- 3.5%
                        Allied Waste Industries Inc., Term Loan:
   200,000     Ba3*       Tranche B, 9.438% due 7/21/06 ........................            194,125
                          Tranche C:
   208,000     Ba3*         9.688% due 7/21/07 .................................            201,890
    32,000     Ba3*         9.750% due 7/21/07 .................................             31,060
                        Allied Waste North America, Inc.:
   510,000     BB-        Guaranteed Sr. Notes, Series B, 7.875% due 1/1/09 ....            447,525
 3,410,000     B+         Sr. Sub. Notes, 10.000% due 8/1/09@ ..................          2,992,275
   695,000     B+       URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09 ..........            715,850
                                                                                          ---------
                                                                                          4,582,725
                                                                                          ---------


                       See Notes to Financial Statements.

[LOGO]                                                   Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================

  Face
 Amount++    Rating(a)                  Security                                             Value
-----------------------------------------------------------------------------------------------------
Finance Companies -- 0.2%
    355,000    CCC+     Madison River Capital, Sr. Notes, 13.250% due 3/1/10 ...           $ 285,775
                                                                                           ---------

Food Distributors -- 1.9%
    385,000    B-       Agrilink Foods Inc., Sr. Notes, 11.875% due 11/1/08 ....             286,825
                        Aurora Foods Inc., Sr. Sub. Notes, Series B:
    170,000    CCC+       9.875% due 2/15/07 ...................................             135,150
    340,000    CCC+       8.750% due 7/1/08 ....................................             261,800
    915,000    B2*      Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08 ......             791,475
    480,000    B2*      International Home Foods, Inc., Guaranteed Sr. Sub.
                          Notes, 10.375% due 11/1/06 ...........................             516,000
    440,000    B        SC International Services, Inc., Guaranteed Sr. Sub.
                          Notes, Series B, 9.250% due 9/1/07 ...................             431,200
                                                                                           ---------
                                                                                           2,422,450
                                                                                           ---------
Foods - Specialty/Candy -- 0.4%
    500,000    B-       B&G Foods, Inc., Guaranteed Sr. Sub. Notes,
                          9.625% due 8/1/07 ....................................             362,500
    980,000    CCC+     Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                          9.750% due 12/15/07 ..................................             181,300
                                                                                           ---------
                                                                                             543,800
                                                                                           ---------

Forest Products -- 0.6%
    305,000    B        Ainsworth Lumber Co. Ltd., Sr. Notes,
                          12.500% due 7/15/07 ..................................             285,175
    565,000    B+       Millar Western Forest, Sr. Notes, 9.875% due 5/15/08 ...             522,625
                                                                                           ---------
                                                                                             807,800
                                                                                           ---------

Health Industry Services -- 1.3%
    465,000    B-       Alaris Medical Systems, Guaranteed Sr. Sub. Notes,
                          9.750% due 12/1/06 ...................................             341,775
    885,000    BBB-     HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05 .......             789,863
    725,000    B-       Total Renal Care, Holdings Inc., 7.000% due 5/15/09 (c).             518,375
                                                                                           ---------
                                                                                           1,650,013
                                                                                           ---------
Home Building -- 1.0%
    430,000    Ba1*     D.R. Horton, Inc., Sr. Notes, 8.000% due 2/1/09 ........             396,675
    930,000    BB+      Lennar Corp., Sr. Notes, 9.950% due 5/1/10+ ............             960,225
                                                                                           ---------
                                                                                           1,356,900
                                                                                           ---------
Home Furnishings -- 0.4%
    505,000    B        Falcon Products, Inc., Sr. Sub. Notes,
                          11.375% due 6/15/09 ..................................             481,644
                                                                                           ---------

                       See Notes to Financial Statements.

                                                         Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================


 Face
 Amount++    Rating(a)                    Security                                      Value
-------------------------------------------------------------------------------------------------

 Hospital - Nursing Management -- 1.2%

  1,520,000     Ba3*     Fresenius Medical Care Capital Trust I, Trust Preferred
                            Securities, 9.000% due 12/1/06 ......................    $ 1,516,200
                                                                                     -----------

 Hotel - Resort -- 3.4%

  2,375,000     B-       Courtyard by Marriott II LP/Courtyard Finance Co.,
                            Sr. Secured Notes, Series B, 10.750% due 2/1/08@ ....      2,389,844
  525,000       BB       HMH Properties, Inc., Sr. Notes, Series C,
                            8.450% due 12/1/08 ..................................        501,375
                         Intrawest Corp., Sr. Notes:
  685,000       B+          9.750% due 8/15/08 ..................................        688,425
  860,000       B+          10.500% due 2/1/10 ..................................        885,800
                                                                                     -----------
                                                                                       4,465,444
                                                                                     -----------
 Internet Services -- 3.0%

  185,000       NR       Colo.com, Sr. Notes, 13.875% due 3/15/10+ ..............        189,625
  325,000       Caa3*    Cybernet Internet Services International, Inc.,
                            Sr. Notes, 14.000% due 7/1/09 .......................        151,125
                         Exodus Communications, Inc., Sr. Notes:
   75,000       B           10.750% due 12/15/09 ................................         73,125
1,965,000       B           11.625% due 7/15/10+ ................................      1,979,738
1,610,000       B-       PSINet Inc., Sr. Notes, 11.000% due 8/1/09 .............      1,054,550
                         Rhythms NetConnections Inc., Sr. Notes:
  130,000       B3*         13.500% due 5/15/08 .................................         50,050
  250,000       B3*      Series B, 14.000% due 2/15/10 ..........................        166,250
  460,000       CCC+     WAM!NET Inc., Guaranteed Sr. Discount Notes,
                            Series B, step bond to yield 13.392% due 3/1/05......        209,300
                                                                                     -----------
                                                                                       3,873,763
                                                                                     -----------

 Leisure/Movies/Entertainment -- 1.0%

1,280,000       B-       Premier Parks Inc., Sr. Discount Notes, step bond to
                            yield 11.416% due 4/1/08 ............................       860,800
  440,000       BB+      SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                            9.125% due 2/1/08 ...................................       464,200
                                                                                    -----------
                                                                                      1,325,000
                                                                                    -----------

 Machinery -- 0.3%
   430,000      B        Flowserve Corp., Unsecured Sr. Sub. Notes,
                            12.250% due 8/15/10+ ................................       441,825
                                                                                    -----------
 Medical Specialties -- 0.5%

   720,000      B-       Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                            11.250% due 6/15/09 .................................       640,800
                                                                                    -----------

                       See Notes to Financial Statements.

                                                         Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================


Face
Amount++          Rating(a)                            Security                                Value
------------------------------------------------------------------------------------------------------

Multi-Sector Companies -- 0.5%

        235,000     BB-      Standard Commercial Tobacco Corp.,
                                   8.875% due 8/1/05 .................................     $   201,219
        350,000     B-       Triarc Consumer Beverage, Sr. Sub. Notes,
                                   10.250% due 2/15/09 ...............................         391,125
                                                                                           -----------
                                                                                               592,344
                                                                                           -----------
Newspapers -- 0.1%

        145,000     B+       Garden State Newspapers, Inc., Sr. Sub. Notes,
                                   8.625% due 7/1/11 .................................         135,938
                                                                                           -----------
Oil & Gas Production -- 4.4%

                             Belco Oil & Gas Corp., Sr. Sub. Notes:
        250,000     B1*            10.500% due 4/1/06 ................................         253,750
        600,000     B1*            8.875% due 9/15/07 ................................         582,000
        235,000     CCC-     Belden & Blake Corp., Guaranteed Sr. Sub. Notes,
                                   Series B, 9.875% due 6/15/07 ......................         202,688
        975,000     B        Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                                   10.500% due 1/15/06 ...............................       1,009,125
        370,000     B        Chesapeake Energy Corp., Sr. Notes, Series B,
                                   9.625% due 5/1/05 .................................         369,075
        250,000     B        Houston Exploration Co., Sr. Sub. Notes, Series B,
                                   8.625% due 1/1/08 .................................         244,375
        170,000     B        Magnum Hunter Resources, Unsecured Sr. Sub. Notes,
                                   10.000% due 6/1/07 ................................         168,300
        250,000     B        Nationsrent Inc., Unsecured Sr. Sub. Notes,
                                   10.375% due 12/15/08 ..............................         186,250
      1,140,000     B+       Nuevo Energy Co., Sr. Sub. Notes,
                                   9.500% due 6/1/08 .................................       1,145,700
                             Plains Resources Inc., Sr. Sub. Notes:
        345,000     B2*            Series B, 10.250% due 3/15/06 .....................         351,900
        290,000     B2*            Series E, 10.250% due 3/15/06+ ....................         295,800
        500,000     B        Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                                   8.750% due 9/15/07 ................................         490,000
        350,000     BB-      Vintage Petroleum Inc., Sr. Sub. Notes,
                                   9.750% due 6/30/09 ................................         365,750
                                                                                           -----------
                                                                                             5,664,713
                                                                                           -----------
Oil & Gas Transmission -- 0.3%

        365,000     BB-      Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                                   10.375% due 6/1/09 ................................         386,900
                                                                                           -----------

                        See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO]                                September 30, 2000 (unaudited) (continued)
================================================================================


Face
Amount++          Rating(a)                            Security                                Value
------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.9%
                             Clark Oil Refining & Marketing Inc., Sr. Notes:
        500,000     BB-            9.500% due 9/15/04 ..................................   $   452,500
         85,000     BB-            8.375% due 11/15/07 .................................        68,850
      1,080,000     B        Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05...       675,000
                                                                                           -----------
                                                                                             1,196,350
                                                                                           -----------
Paper -- 2.0%
        805,000     CCC+     Repap New Brunswick, Inc., Sr. Secured Notes,
                                   10.625% due 4/15/05 .................................       833,175
                             Riverwood International Corp.:
        345,000     B-             Guaranteed Sr. Notes, 10.625% due 8/1/07 ............       347,156
      1,075,000     CCC+           Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08........       989,000
        380,000     NR       SD Warren Co., Debentures, 14.000% due 12/15/06............       418,950
                                                                                           -----------
                                                                                             2,588,281
                                                                                           -----------
Pharmaceuticals- Other -- 0.8%

      1,045,000     B        King Pharmaceuticals, Inc., Sr. Sub. Notes,
                                   10.750% due 2/15/09 .................................     1,107,700
                                                                                           -----------
Photographic Products -- 0.2%
        295,000     BB-      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 ............       287,625
                                                                                           -----------
Printing/Forms -- 0.2%
   205,000/GBP/     B        Polestar Corp. PLC, Sr. Notes, Series B,
                                   10.500% due 5/30/08 .................................       228,835
                                                                                           -----------
Rental/Leasing Companies -- 0.3%
        360,000     BB-      Avis Rent A Car, Inc., Sr. Sub. Notes,
                                   11.000% due 5/1/09 ..................................       392,400
                                                                                           -----------
Retail - Other Specialty Stores -- 0.9%
      1,000,000     B-       Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                                   Series B, 10.250% due 4/15/08 .......................       785,000
        365,000     CCC+     J. Crew Operating Corp., Sr. Sub. Notes,
                                   10.375% due 10/15/07 ................................       330,325
                                                                                           -----------
                                                                                             1,115,325
                                                                                           -----------
Savings & Loan Associations -- 3.1%
        500,000     NR       Ocwen Asset Investment, Sr. Notes,
                                   11.500% due 7/1/05 ..................................       395,000
      1,000,000     B2*      Ocwen Capital Trust I, Guaranteed Capital Securities,
                                   10.875% due 8/1/27 ..................................       575,000
        900,000     B+       Ocwen Federal Bank FSB, Sub. Debentures,
                                   12.000% due 6/15/05 .................................       828,000

                       See Notes to Financial Statements.

                                                         Schedule of Investments
[LOGO]                                September 30, 2000 (unaudited) (continued)
================================================================================

Face
Amount++          Rating(a)                            Security                                Value
------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 3.1% (continued)
   2,600,000         B+      Ocwen Financial Corp., Sr. Notes,
                                  11.875% due 10/1/03@................................     $ 2,301,000
                                                                                           -----------
                                                                                             4,099,000
                                                                                           -----------
Semiconductors -- 1.6%

     325,000         B1*     Amkor Technology, Inc., Sr. Sub. Notes,
                                  10.500% due 5/1/09 .................................         331,094
   1,240,000         B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                  10.125% due 3/15/07 ................................       1,246,200
     440,000         B       SCG Holding & Semiconductor Co., Sr. Notes,
                                  12.000% due 8/1/09 .................................         464,200
                                                                                           -----------
                                                                                             2,041,494
                                                                                           -----------
Steel/Iron Ore -- 0.8%

   1,025,000         B+      WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04 .                 912,250
     350,000         B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05 ...............         194,250
                                                                                           -----------
                                                                                             1,106,500
                                                                                           -----------
Telecommunications - Other -- 11.4%

     610,000         B+      Call-Net Enterprises, Inc., Sr. Notes, 9.375% due 5/15/09.        289,750
     325,000/EUR/    A       Esat Telecom Group PLC, Sr. Notes,
                                  11.875% due 11/1/09 ................................         354,229
                             Esprit Telecom Group PLC, Sr. Notes:
     700,000         B-           11.500% due 12/15/07 ...............................         248,500
     600,000/DEM/    B-           11.500% due 12/15/07@ ..............................         101,516
     400,000         B-           10.875% due 6/15/08   ..............................         142,000
     460,000/EUR/    B       Flag Telecom Holdings Ltd., Sr. Notes,
                                  11.625% due 3/30/10+ ...............................         349,118
     340,000         B       Focal Communications Corp., Sr. Discount Notes,
                                  Series B, step bond to yield 12.978% due 2/15/08.            161,500
     815,000         BB      Global Crossing Holding Ltd., Sr. Notes,
                                  9.500% due 11/15/09 ................................         815,000
     650,000/EUR/    B       Global TeleSystems Europe, Sr. Notes,
                                  11.000% due 12/1/09+ ...............................         269,605
     265,000         CCC+    GT Group Telecom Inc., Sr. Discount Notes,
                                  step bond to yield 13.250% due 2/1/10+ .............         136,475
                             Hermes Europe Railtel B.V., Sr. Notes:
      25,000         B            11.500% due 8/15/07 ................................          12,625
   2,045,000         B            10.375% due 1/15/09 ................................       1,032,725
                             Jazztel PLC, Sr. Notes:
     500,000/EUR/    CCC+         13.250% due 12/15/09+ ..............................         359,620
     250,000/EUR/    CCC+         14.000% due 7/15/10+ ...............................         208,491

                       See Notes to Financial Statements.

[LOGO]                                                   Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================


Face
Amount++          Rating(a)                            Security                               Value
------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 11.4% (continued)
                            KMC Telecom Holdings, Inc.:
  805,000          CCC+       Sr. Discount Notes, step bond to yield
                                15.899% due 2/15/08 ............................          $  326,025
  590,000          CCC+       Sr. Notes, 13.500% due 5/15/09 ...................             410,050
                            Level 3 Communications, Inc.:
  170,000          B          Sr. Discount Notes, step bond to yield
                                12.875% due 3/15/10 ............................              91,800
2,800,000/EUR/     B          Sr. Notes, 11.250% due 3/15/10+ ..................           2,174,489
  815,000          B+       McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09 ......             707,013
  870,000          B-       MPOWER Communications, Sr. Notes,
                              13.000% due 4/1/10 ...............................             587,250
                            NEXTLINK Communications Inc., LLC/
                              NEXTLINK Capital, Inc.:
                                Sr. Discount Notes, step bond to yield:
1,240,000          B              12.064% due 6/1/09 ...........................             700,600
  135,000          B              12.125% due 12/1/09 ..........................              70,875
                                Sr. Notes:
  440,000          B              12.500% due 4/15/06 ..........................             432,300
  310,000          B              10.750% due 6/1/09 ...........................             288,300
1,000,000          B-       Primus Telecommunications Group, Sr. Notes,
                              11.375% due 8/1/04 ...............................             565,000
  615,000          B-       Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09.               599,625
  625,000          B+       Telewest Communication, Sr. Notes, step bond to yield
                              9.875% due 4/15/04 ...............................             473,306
  320,000          B-       USA Mobile Communication, Sr. Notes,
                              9.500% due 2/1/04 ................................             238,400
                            VersaTel Telecom International N.V., Sr. Notes:
  265,000          B-         13.250% due 5/15/08 ..............................             238,500
  280,000/EUR/     B-         11.250% due 3/30/10+ .............................             213,742
1,790,000          B-       Viatel, Inc., Sr. Notes, 11.500% due 3/15/09 .......             859,200
  645,000          B+       Williams Communication Group, Inc., Sr. Notes,
                              11.875% due 8/1/10+ ..............................             615,975
1,200,000          B-       World Access, Inc., Sr. Notes, Series B,
                              13.250% due 1/15/08 ..............................             870,000
                                                                                          ----------
                                                                                          14,943,604
                                                                                          ----------


Telephone - Cellular -- 9.4%
  635,000          Caa1*    AirGate PCS, Inc., Sr. Sub. Discount Notes,
                              step bond to yield 13.280% due 10/1/09 ...........             385,763
  995,000          CCC+     Alamosa PCS Holdings, Inc., Guaranteed Sr. Discount
                              Notes, step bond to yield 12.723% due 2/15/10 ....             542,275



                       See Notes to Financial Statements.

[LOGO]                                                   Schedule of Investments
                                      September 30, 2000 (unaudited) (continued)
================================================================================


Face
Amount++          Rating(a)                            Security                               Value
------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 9.4% (continued)
  700,000           B-      Centennial Cellular Corp., Sr. Sub. Notes,
                              10.750% due 12/15/08 .............................            $ 687,750
  750,000CAD        Ba1*    Clearnet Communications Inc., Sr. Discount Notes,
                              step bond to yield 10.400% due 5/15/08 ...........              393,792
                            Crown Castle International Corp.:
1,515,000           B         Sr. Discount Notes, step bond to yield
                                11.059% due 5/15/11 ............................              988,538
  230,000           B         Sr. Notes, 10.750% due 8/1/11. ...................              237,475
  810,000           B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                              12.250% due 12/15/08 .............................              812,025
1,225,000CAD        B-      Microcell Telecommunications Inc., Sr. Discount Notes,
                              step bond to yield 11.756% due 6/1/09 ............              624,875
1,200,000           B-      Millicom International Cellular S.A., Sr. Discount
                              Notes, step bond to yield 15.414% due 6/1/06 .....            1,038,000
                            Nextel Communications, Inc.:
  445,000           B1*       Sr. Notes, 9.375% due 11/15/09 ..................               436,100
  930,000           B1*       Sr. Redeemable Discount Notes, step bond to yield
                                10.837% due 9/15/07 ............................              764,925
2,755,000           B1*       Sr. Serial Redeemable Discount Notes,
                                step bond to yield 10.980% due 2/15/08 .........            2,114,463
  680,000           B-      Spectrasite Holdings, Inc., Sr. Discount Notes,
                                step bond to yield 11.250% due 4/15/09 .........              374,000
  595,000           B3*     Telecorp PCS Inc., Sr. Sub. Notes,
                              10.625% due 7/15/10+ .............................              603,925
  140,000           CCC+    TeleSystems International Wireless Inc., Sr. Discount
                              Notes, Series C, step bond to yield
                              17.204% due 11/1/07 ..............................               76,300
  410,000           B3*     Triton PCS, Inc., Sr. Discount Notes,
                              step bond to yield 11.666% due 5/1/08 ............              309,550
                            VoiceStream Wireless Corp.:
  354,615           B2*       10.375% due 11/15/09 .............................              384,757
  415,000           B2*       Sr. Discount Notes, step bond to yield
                                 11.875% due 11/15/09 ..........................              300,875
  180,000           B2*       Sr. Notes, 11.500% due 9/15/09 ..................               202,050
  880,000           B+        Term Loan, 9.660% due 2/25/09 ....................              877,800
  375,000           B-      Winstar Communications, Inc., Sr. Discount Notes,
                              step bond to yield 15.033% due 4/15/10+ ..........              121,875
                                                                                            ---------
                                                                                           12,277,113
                                                                                            ---------
Textiles -- 0.4%
  525,000           BB      WestPoint Stevens Inc., Sr. Notes, 7.875%
                              due 6/15/05 ......................................              456,750
                                                                                            ---------

                       See Notes to Financial Statements.


[LOGO]                                                               Schedule of Investments
                                                  September 30, 2000 (unaudited) (continued)
============================================================================================
          Face
        Amount++   Rating(a)           Security                                    Value
-------------------------------------------------------------------------------------------
       Transportation - Marine -- 0.2%
         320,000         B-    Oglebay Norton Co., Sr. Sub. Notes,
                                  10.000% due 2/1/09 ...........................$   297,600
                                                                                -----------
       Unregulated Power Generation-- 4.0%
                               AES Corp., Sr. Sub. Notes:
         1,130,000       Ba3*     10.250% due 7/15/06 ..........................  1,161,075
         1,050,000       Ba1*     9.500% due 6/1/09 ............................  1,073,625
           890,000       Ba1*     9.375% due 9/15/10 ...........................    907,800
           680,000       Ba2*  AES Drax Energy Ltd., Secured Bonds,
                                  11.500% due 8/30/10+ .........................    722,500
         1,350,000       BB+   Calpine Corp., Sr. Notes, 10.500% due 5/15/06....  1,395,482
                                                                               ------------
                                                                                  5,260,482

        Wholesale Distributors-- 0.3%
           335,000       B2*   Buhrmann US Inc., Sr. Sub. Notes,
                        12.250% due 11/1/09 ....................................    348,400
                                                                               ------------
                         TOTAL CORPORATE BONDS AND NOTES

                        (Cost-- $134,870,633) ..................................123,987,310
                                                                               ------------

          Shares                       Security                                   Value
-------------------------------------------------------------------------------------------
        COMMON STOCK# -- 0.0%
        Containers - Packaging -- 0.0%
                84      SF Holdings Group+......................................          3
                                                                               ------------
        Telecommunications - Other -- 0.0%
             3,771      World Access, Inc ......................................     20,387
                                                                               ------------
                        TOTAL COMMON STOCK
                        (Cost-- $66,940) .......................................     20,390
                                                                               ------------
          WARRANTS# -- 0.3%
          Broadcasting -- 0.0%
             2,450      UIH Australia Pacific, Inc., Expire 5/15/06 ............     36,750
                                                                               ------------
          Cable Television -- 0.0%
               180      Cable Satisfaction International, Expire 3/1/10 ........      3,690
                                                                               ------------
          Internet Services -- 0.3%
               325      Cybernet Internet Services International, Inc.,
                        Expire 7/1/09+ .........................................      2,438
             1,625      Splitrock Services, Inc., Expire 7/15/08 ...............    220,391
             2,550      WAM!NET Inc., Expire 3/1/05 ............................     29,644
                                                                               ------------
                                                                                    252,473
                                                                               ------------

                        See Notes to Financial Statements.


[LOGO]                                                                        Schedule of Investments
                                                            September 30, 2000 (unaudited) (continued)
=====================================================================================================
     Shares                                  Security                                         Value
-----------------------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
            335     Merrill Corp., Expire 5/1/09 ...............................       $           34
                                                                                       --------------
Telecommunications - Other -- 0.0%
          7,130     Pagemart, Inc., Expire 12/31/03 ............................               35,650
          1,300     RSL Communications, Ltd., Expire 11/15/06 ..................               10,563
                                                                                       --------------
                                                                                               46,213
                                                                                       --------------
Telephone - Cellular -- 0.0%
            665     AirGate PCS, Inc., Expire 10/1/09 ..........................               56,525
          1,000     Iridium World Communications Ltd., Expire 7/15/05+ .........                   10
                                                                                       --------------
                                                                                               56,535
                                                                                       --------------

                                 TOTAL WARRANTS

                    (Cost-- $271,343) ..........................................              395,695
                                                                                       --------------
Face
Amount                     Security                                                       Value
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
$ 5,805,000    Goldman, Sachs & Co., 6.480% due 10/2/00;
                    Proceeds at maturity-- $5,808,135; (Fully
                    collateralized by U.S. Treasury Notes and Bonds,
                    6.125% to 11.750% due 8/15/01 to 8/15/27;
                    Market value-- $5,921,108) (Cost-- $5,805,000)..............            5,805,000
                                                                                       --------------
               TOTAL INVESTMENTS -- 100%
               (Cost-- $141,013,916**) .........................................       $ 130,208,395
                                                                                       ==============
--------------------
++     Face amount denominated in U.S. dollars unless otherwise indicated.
(a)    All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors
       Service, Inc.
+      Security is exempt from registration under Rule 144A of the Securities
       Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)    Convertible bond exchangeable for 7,147 shares of common stock.
@      Security is segregated by Custodian for open purchase commitments.
(c)    Convertible bond exchangeable for 22,097 shares of common stock.
#      Non-income producing security.
**     Aggregate cost for Federal income tax purposes is substantially the same.

       Currency abbreviations used in this schedule:
       ---------------------------------------------
       CAD -- Canadian Dollar           GBP -- British Pound
       DEM -- German Mark               EUR -- Euro

       See page 20 for definitions of ratings.

                       See Notes to Financial Statements.

[LOGO]                                                  Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A         --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB       --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and --   Bonds rated BB, B and CCC are regarded, on balance, as
CCC            predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa        --   Bonds rated "Aa" are judged to be of high quality by all
               standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Baa       --   Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured.
               Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa       --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR        --   Indicates that the bond is not rated by either Standard & Poor's or Moody's.

[LOGO]                                       Statement of Assets and Liabilities
                                                  September 30, 2000 (unaudited)
================================================================================


ASSETS:
  Investments, at value (Cost-- $141,013,916)  ..............................       $130,208,395
  Cash ......................................................................             16,651
  Dividends and interest receivable .........................................          3,104,793
  Receivable for securities sold ............................................            885,750
  Receivable for open forward foreign currency contracts (Note 12) ..........            250,011
                                                                                   -------------
  Total Assets ..............................................................        134,465,600
                                                                                   -------------

LIABILITIES:
  Payable for securities purchased ..........................................          1,472,027
  Dividends payable .........................................................            873,129
  Investment advisory fees payable ..........................................             84,054
  Administration fees payable ...............................................             33,621
  Payable for open forward foreign currency contracts (Note 12) .............             13,660
  Accrued expenses ..........................................................            131,827
                                                                                   -------------
  Total Liabilities .........................................................          2,608,318
                                                                                   -------------
Total Net Assets ............................................................       $131,857,282
                                                                                   =============

NET ASSETS:
  Par value of capital shares ...............................................       $    161,691
  Capital paid in excess of par value .......................................        108,798,450
  Auction Rate Cumulative Preferred Shares (Note 7)  ........................         60,000,000
  Overdistributed net investment income .....................................           (550,036)
  Accumulated net realized loss from security transactions ..................        (25,978,544)
  Net unrealized depreciation of investments and
    foreign currencies ......................................................        (10,574,279)
                                                                                   -------------
Total Net Assets ............................................................       $131,857,282
                                                                                   =============

NET ASSET VALUE, COMPRISED OF:                                       Per Share

Auction Rate Cumulative Preferred Shares
  redemption value .......................................         $25,000.00$      $ 60,000,000
Undeclared dividends on Auction Rate Cumulative
  Preferred Shares .......................................               14.07            33,758
                                                                   -----------      ------------
Total allocated to Auction Rate Cumulative
  Preferred Shares .......................................          $25,014.07        60,033,758
                                                                   ===========      ------------
Common Stock (16,169,064 shares outstanding) .............               $4.44        71,823,524
                                                                   ===========      ------------
Total Net Assets .........................................                          $131,857,282
                                                                                    ============

                       See Notes to Financial Statements.

[LOGO]                                                   Statement of Operations
                                                        For the Six Months Ended
                                                  September 30, 2000 (unaudited)
================================================================================

INVESTMENT INCOME:
  Interest ..................................................................      $  7,683,819
  Dividends .................................................................            58,725
  Less: Interest expense (Note 8)  ..........................................           (74,617)
                                                                                   ------------
  Total Investment Income ...................................................         7,667,927
                                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 2)  ........................................           340,691
  Administration fees (Note 2) ..............................................           136,276
  Shareholder communications ................................................            86,248
  Audit and legal ...........................................................            44,274
  Shareholder and system servicing fees .....................................            23,141
  Directors' fees ...........................................................            16,448
  Listing fees ..............................................................            14,138
  Pricing service fees ......................................................            13,394
  Custody ...................................................................             7,185
  Other .....................................................................            18,391
                                                                                   ------------
  Total Expenses ............................................................           700,186
                                                                                   ------------
Net Investment Income .......................................................         6,967,741
                                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 12):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities) .................        (6,397,771)
    Foreign currency transactions ...........................................           363,197
                                                                                   ------------
  Net Realized Loss .........................................................        (6,034,574)
                                                                                   ------------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
    Beginning of period .....................................................        (8,315,204)
    End of period ...........................................................       (10,574,279)
                                                                                   ------------
  Increase in Net Unrealized Depreciation ...................................        (2,259,075)
                                                                                   ------------
Net Loss on Investments .....................................................        (8,293,649)
                                                                                   ------------
Decrease in Net Assets From Operations ......................................      $ (1,325,908)
                                                                                   ============


                       See Notes to Financial Statements.

[LOGO]                                       Statements of Changes in Net Assets
                                                        For the Six Months Ended
                                                  September 30, 2000 (unaudited)
                                               and the Year Ended March 31, 2000
================================================================================

                                                               September 30          March 31
                                                              -------------       -------------
OPERATIONS:
  Net investment income ................................      $   6,967,741       $  12,243,787
  Net realized loss ....................................         (6,034,574)         (8,989,043)
  Increase in net unrealized depreciation ..............         (2,259,075)         (5,686,535)
                                                              -------------       -------------
  Decrease in Net Assets From Operations ...............         (1,325,908)         (2,431,791)
                                                              -------------       -------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock
    Shareholders From Net Investment Income ............           (713,417)         (2,100,000)
  Auction Rate Cumulative Preferred Shares
    Shareholders From Net Investment Income ............         (1,827,888)                 --
  Common Stock Shareholders From Net
    Investment Income ..................................         (5,201,608)        (10,351,025)
                                                              -------------       -------------
  Decrease in Net Assets From
    Distributions to Shareholders ......................         (7,742,913)        (12,451,025)
                                                              -------------       -------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Issuance of Auction Rate Cumulative
    Preferred Shares (net of underwriting
    commissions and expenses of $865,000) ..............         59,135,000                  --
  Redemption of 7.00% Cumulative
    Preferred Stock ....................................        (30,000,000)                 --
  Net asset value of shares issued for
    reinvestment of dividends ..........................            929,925           1,561,796
                                                              -------------       -------------
  Increase in Net Assets From
    Fund Share Transactions ............................         30,064,925           1,561,796
                                                              -------------       -------------
Increase (Decrease) in Net Assets ......................         20,996,104         (13,321,020)
NET ASSETS:
  Beginning of period ..................................        110,861,178         124,182,198
                                                              -------------       -------------
  End of period*  ......................................      $ 131,857,282       $ 110,861,178
                                                              =============       =============
* Includes overdistributed
    net investment income of: ..........................      $    (550,036)      $    (138,061)
                                                              =============       =============

                       See Notes to Financial Statements.

[LOGO]                                                   Statement of Cash Flows
                                                        For the Six Months Ended
                                                  September 30, 2000 (unaudited)
================================================================================

Cash Flows Provided by Operating
and Investing Activities:
   Interest and dividends received ...........................      $  6,885,963
   Operating expenses paid ...................................          (731,797)
   Purchases of short-term securities, net ...................        12,343,000
   Purchases of long-term securities .........................       (56,868,939)
   Proceeds from disposition of long-term securities .........        45,683,026
                                                                    ------------
   Net Cash Flows Provided By Operating
     and Investing Activities ................................                       $  7,311,253
                                                                                     ------------
Cash Flows Used By Financing Activities:
   Redemption of Bank Loan ...................................       (30,000,000)
   Redemption of 7.00% Cumulative Preferred Stock ............       (30,000,000)
   Issuance of Auction Rate Cumulative Preferred Shares ......        60,000,000
   Cash dividends paid on 7.00% Cumulative
     Preferred Stock .........................................          (713,417)
   Cash dividends paid on Auction Rate Cumulative
     Preferred Shares ........................................        (1,827,888)
   Underwriting and issuance expenses related to
     Auction Rate Cumulative Preferred Shares ................          (865,000)
   Interest payments on bank loans ...........................          (256,406)
   Cash dividends paid on Common Stock*  .....................        (3,632,403)
                                                                    ------------
   Net Cash Flows Used By Financing Activities ...............                          (7,295,114)
                                                                                      ------------
Net Increase in Cash .........................................                              16,139
Cash, Beginning of Period ....................................                                 512
                                                                                      ------------
Cash, End of Period ..........................................                        $     16,651
                                                                                      ============

RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FLOWS PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:

Decrease in Net Assets From Operations .......................                        $ (1,325,908)
   Amortization of discount on securities ....................        (1,391,367)
   Decrease in investments ...................................         9,879,076
   Increase in receivable for securities sold ................          (510,694)
   Increase in payable for securities purchased ..............           453,215
   Decrease in dividends and interest receivable .............            24,416
   Decrease in receivable for open forward foreign
     currency contracts ......................................           139,509
   Interest expense ..........................................            74,617
   Decrease in accrued expenses ..............................           (31,611)
                                                                    ------------
   Total Adjustments .........................................                           8,637,161
                                                                                      ------------
Net Cash Flows Provided By Operating
   and Investing Activities ..................................                        $  7,311,253
                                                                                      ============

* Exclusive of dividend reinvestment of $929,925.

                       See Notes to Financial Statements.

                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================

     1. Significant Accounting Policies
     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $8,395,005 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons
     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

     3. Investments
     During the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                               $   57,321,229
--------------------------------------------------------------------------------
Sales                                                       46,191,233
================================================================================

   At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                           $    3,926,963
Gross unrealized depreciation                              (14,732,484)
--------------------------------------------------------------------------------
Net unrealized depreciation                             $  (10,805,521)
================================================================================

     4. Cash Flow Information
     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     5. Repurchase Agreements
     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. 7.00% Cumulative Preferred Stock
     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which were redeemed in full on April 14, 2000, at a price equal to $1,000 per share, plus accumulated dividends of $713,417.

     7. Auction Rate Cumulative Preferred Shares
     On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $265,000 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 6.00% to 6.55% for the period ended September 30, 2000.

     The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

     SSB also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the six months ended September 30, 2000, SSB earned approximately $68,000 as the broker/dealer.

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)

     8. Bank Loan
     For the six months ended September 30, 2000, interest expense related to a bank loan from PNC Bank totaled $74,617, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 6.40%. Interest on the loan was calculated at LIBOR plus 40 basis points.

     On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

     9. Common Stock
     At September 30, 2000, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                   Six Months Ended           Year Ended
                                  September 30, 2000         March 31, 2000
                                  ------------------       ------------------
                                  Shares     Amount        Shares      Amount
================================================================================
Shares issued on reinvestment    197,780   $929,925       281,150   $1,561,796
================================================================================

     10. Capital Loss Carryforward
     At March 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $15,655,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                            2003           2004          2007           2008
================================================================================
Carryforward Amounts     $4,873,000     $2,291,000    $1,704,000     $6,787,000
================================================================================

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================

     11. Asset Maintenance Requirement
     The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

     12. Forward Foreign Currency Contracts
     At September 30, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                           Local      Market       Settlement    Unrealized
Foreign Currency         Currency      Value         Date        Gain (Loss)
================================================================================
To Buy:
British Pound               43,650   $  64,640      12/22/00    $      937
Euro                       405,932     359,616      12/15/00       (13,660)
--------------------------------------------------------------------------------
                                                                   (12,723)
--------------------------------------------------------------------------------
To Sell:
British Pound            1,034,313   1,531,687      12/22/00         23,356
Canadian Dollar          1,332,656     887,235       12/8/00         17,161
Euro                     3,000,604   2,658,244      12/15/00        208,557
--------------------------------------------------------------------------------
                                                                    249,074
--------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
   Foreign Currency Contracts                                   $   236,351
================================================================================

[LOGO]                                                 Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, except where noted:

                                                                       2000(1)           2000           1999
                                                                     ----------       ----------     ----------
Net Asset Value, Beginning of Period ........................         $   5.02          $  5.96        $  6.96
                                                                      --------          -------        -------
Income (Loss) From Operations:
        Net investment income ...............................             0.46             0.78           0.82
        Net realized and unrealized loss ....................            (0.55)           (0.94)         (0.97)
                                                                      --------          -------        -------
        Total Loss From Operations ..........................            (0.09)           (0.16)         (0.15)
                                                                      --------          -------        -------
Underwriting commission and expenses of issuance
        of Auction Rate Cumulative Preferred Shares .........            (0.05)              --             --
                                                                      --------          -------        -------
Distributions Paid To:
        7.00% Cumulative Preferred Stock Shareholders From
           Net Investment Income ............................            (0.04)           (0.13)         (0.14)
        Auction Rate Cumulative Preferred Shares Shareholders
           From Net Investment Income .......................            (0.12)              --             --
        Change in undeclared dividends on Auction Rate
           Cumulative Preferred Shares ......................             0.04               --             --
        Common Stock Shareholders From
           Net Investment Income ............................            (0.32)           (0.65)         (0.69)
        Common Stock Shareholders From Capital ..............               --               --          (0.02)
                                                                      --------          -------        -------
        Total Distributions .................................            (0.44)           (0.78)         (0.85)
                                                                      --------          -------        -------
Net Asset Value, End of Period ..............................         $   4.44          $  5.02        $  5.96
                                                                      ========          =======        =======
Market Value, End of Period .................................         $   5.00          $  4.44        $  5.88
                                                                      ========          =======        =======
Total Return, Based on Market Value* ........................            20.55%++        (14.28)%       (12.53)%
                                                                      ========          =======        =======
Total Return, Based on Net Asset Value* .....................            (5.36)%++        (4.43)%        (4.38)%
                                                                      ========          =======        =======
Net Assets**, End of Period (000's) .........................         $ 71,824          $80,234        $93,561
                                                                      ========          =======        =======
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
        Net Investment Income ...............................           18.62%+             13.90%            12.99%
        Interest Expense ....................................            0.20+               2.04              1.81
        Other Expenses ......................................            1.87+               1.69              1.53
Portfolio Turnover Rate .....................................              37%                 79%               91%

-----------------
(1)  For the six months ended September 30, 2000 (unaudited).
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**   Exclusive of preferred shares outstanding and undeclared preferred dividends.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

[LOGO]                                          Financial Highlights (continued)
================================================================================
For a share of common stock outstanding throughout each year ended March 31:

                                                                1998               1997              1996
                                                             -----------        -----------       -----------
Net Asset Value, Beginning of Year ....................      $      6.45        $      6.31       $      5.88
                                                             -----------        -----------       -----------
Income From Operations:
        Net investment income .........................             0.87               0.92              0.86
        Net realized and unrealized gain ..............             0.56               0.08              0.45
                                                             -----------        -----------       -----------
        Total Income From Operations ..................             1.43               1.00              1.31
                                                             -----------        -----------       -----------
Distributions Paid To:
        7.00% Cumulative Preferred Stock Shareholders
          From Net Investment Income ..................            (0.14)             (0.14)            (0.15)
        Common Stock Shareholders From
          Net Investment Income .......................            (0.78)             (0.72)            (0.73)
                                                             -----------        -----------       -----------
        Total Distributions ...........................            (0.92)             (0.86)            (0.88)
                                                             -----------        -----------       -----------
Net Asset Value, End of Year ..........................      $      6.96        $      6.45       $      6.31
                                                             ===========        ===========       ===========
Market Value, End of Year .............................      $      7.50        $      7.25       $      7.00
                                                             ===========        ===========       ===========
Total Return, Based on Market Value* ..................            14.81%             15.55%            18.35%
                                                             ===========        ===========       ===========
Total Return, Based on Net Asset Value* ...............            19.75%             14.04%            20.01%
                                                             ===========        ===========       ===========
Net Assets**, End of Year (000's) .....................      $   105,861        $    95,034       $    90,318
                                                             ===========        ===========       ===========
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
        Net Investment Income .........................            12.60%             14.35%            14.21%
        Interest Expense ..............................             1.81               1.92              1.98
        Other Expenses ................................             1.51               1.59              1.65
Portfolio Turnover Rate ...............................               79%               101%               87%

----------------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
** Exclusive of preferred shares outstanding and undeclared preferred dividends.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

                                                     Other Financial Information
[LOGO]                                                               (unaudited)
================================================================================

     The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit
Facility:

                                  2000(1)        2000          1999          1998          1997          1996
                                 ---------     --------      --------      --------      --------      --------
Auction Rate Cumulative
Preferred Shares(2)
  Total Amount
       Outstanding (000s)        $ 60,000            --            --            --            --            --
  Asset Coverage Per Share         54,926            --            --            --            --            --
  Involuntary Liquidating
       Preference Per Share        25,000            --            --            --            --            --
  Average Market Value
       Per Share(3)                25,000            --            --            --            --            --

7.00% Cumulative
Preferred Stock(4)
  Total Amount
       Outstanding (000s)              --      $ 30,000      $ 30,000      $ 30,000      $ 30,000      $ 30,000
  Asset Coverage Per Share             --         2,340         2,560         2,760         2,580         2,490
  Involuntary Liquidating
       Preference Per Share            --         1,000         1,000         1,000         1,000         1,000
  Average Market Value
       Per Share(3)                    --         1,000         1,000         1,000         1,000         1,000
PNC Bank Credit Facility(5)
  Total Amount
       Outstanding (000s)              --        30,000        30,000        30,000        30,000        30,000
  Asset Coverage (000s)                --       140,200       153,600       165,900       154,800       149,400

--------------
(1)  As of September 30, 2000.
(2) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3)  Excludes accrued interest or accumulated undeclared dividends.
(4) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(5) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                                 Quarterly Results of Operations
[LOGO]                                                              (unaudited)
================================================================================

                                                                                                                Net Increase
                                                                                       Net Realized              (Decrease)
                                                                                     and Unrealized            in Net Assets
                                 Investment               Net Investment              Gain (Loss)                   From
                                   Income                     Income                 on Investments              Operations
                                   ------                     ------                 --------------              ----------
                                          Per                         Per                         Per                         Per
Quarter Ended               Total        Share*         Total        Share*       Total          Share*       Total          Share*
-------------               -----        ------         -----        ------       -----          ------       -----          ------
June 30, 1998            $3,578,838      $0.23       $3,185,558      $0.21    $ (1,919,184)     $(0.13)    $ 1,266,374       $0.08
September 30, 1998        3,511,518       0.23        3,123,106       0.20     (11,774,047)      (0.76)     (8,650,941)      (0.56)
December 31, 1998         3,604,184       0.23        3,264,567       0.21        (233,303)      (0.01)      3,031,264        0.20
March 31, 1999            3,514,767       0.22        3,135,099       0.20      (1,173,863)      (0.07)      1,961,236        0.13
June 30, 1999             3,352,171       0.21        2,987,079       0.19      (4,365,869)      (0.28)     (1,378,790)      (0.09)
September 30, 1999        3,397,175       0.21        3,038,845       0.19      (4,147,356)      (0.26)     (1,108,511)      (0.07)
December 31, 1999         3,585,998       0.23        3,230,785       0.21          28,349        0.00       3,259,134        0.21
March 31, 2000            3,400,371       0.21        2,987,078       0.19      (6,190,702)      (0.40)     (3,203,624)      (0.21)
June 30, 2000             3,791,006       0.26        3,430,599       0.24      (2,584,762)      (0.20)        845,837        0.04
September 30, 2000        3,876,921       0.24        3,537,142       0.22      (5,708,887)      (0.35)     (2,171,745)      (0.13)

*  Per share of Common Stock.

[LOGO]                                                Financial Data (unaudited)
================================================================================
For a share of common stock outstanding throughout each period:

                                                                                   Dividend
     Record           Payable             NYSE        Net Asset    Dividend      Reinvestment
      Date             Date           Closing Price     Value*       Paid            Price
============================================================================================
     4/21/98          4/24/98            $7.500         $6.95       $0.061          $7.125
     5/26/98          5/29/98             7.500          6.89        0.061           7.125
     6/23/98          6/26/98             7.625          6.82        0.061           7.244
     7/28/98          7/31/98             7.438          6.85        0.061           7.066
     8/25/98          8/28/98             6.563          6.54        0.061           6.409
     9/22/98          9/25/98             6.375          6.02        0.058           6.056
    10/27/98         10/30/98             6.625          5.61        0.058           6.294
    11/23/98         11/27/98             6.625          6.07        0.058           6.294
    12/21/98         12/24/98             6.125          5.98        0.058           5.860
     1/26/99          1/29/99             6.063          6.06        0.058           5.938
     2/23/99          2/26/99             6.063          5.98        0.058           5.859
     3/23/99          3/26/99             5.875          5.97        0.056           5.850
     4/27/99          4/30/99             5.750          6.07        0.056           5.910
     5/25/99          5/28/99             5.938          5.87        0.056           5.750
     6/22/99          6/25/99             5.875          5.69        0.054           5.580
     7/27/99          7/30/99             5.938          5.68        0.054           5.641
     8/24/99          8/27/99             5.750          5.51        0.054           5.463
     9/21/99          9/24/99             5.375          5.42        0.054           5.312
    10/26/99         10/29/99             4.938          5.34        0.054           5.200
    11/22/99         11/26/99             5.000          5.42        0.054           4.880
    12/27/99         12/30/99             4.500          5.43        0.054           4.630
     1/25/00          1/28/00             4.625          5.30        0.054           4.690
     2/22/00          2/25/00             4.500          5.27        0.054           4.480
     3/28/00          3/31/00             4.438          5.11        0.054           4.556
     4/25/00          4/28/00             4.563          4.88        0.054           4.661
     5/23/00          5/26/00             4.563          4.68        0.054           4.586
     6/27/00          6/30/00             4.750          4.80        0.054           4.714
     7/21/00          7/28/00             5.000          4.80        0.054           4.704
     8/18/00          8/25/00             5.063          4.65        0.054           4.809
     9/22/00          9/29/00             5.063          4.52        0.054           4.750
============================================================================================

* As of record date

                                                      Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================
change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                             ----------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon

Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board
Lewis E. Daidone
Senior Vice President
and Treasurer
John C. Bianchi
Vice President and
Investment Officer
Paul A. Brook
Controller
Christina T. Sydor
Secretary





            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                 FD01206 11/00